Exhibit 12(a)(2)

                              Letter of Transmittal

                  To Accompany Certificates Representing Shares
                                       of
                              Class A Common Stock
                            ELECTRIC LIGHTWAVE, INC.
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                          DESCRIPTION OF SHARES SURRENDERED
                (PLEASE FILL IN. ATTACH SEPARATE SCHEDULE IF NEEDED)
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           Name(s) and Address of Registered Holder(s)
        (if there is any error in the name or address shown below,              Certificate             Number of
               Please make the necessary corrections)                            Number(s)              Shares
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                                                                              Total Shares
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       This Letter of Transmittal is being delivered in connection with the tender offer by ELI Acquisition, Inc. ("Subsidiary"), a Delaware corporation and a wholly-owned subsidiary of Citizens Communications Company, a Delaware corporation ("Citizens"), to purchase all of the outstanding shares of Class A
Common Stock, $.01 par value per share ("ELI Common Stock"), of Electric
Lightwave, Inc., a Delaware corporation ("ELI"), at an offer price of $0.70 per share in cash, without interest (the "Offer Price"). Pursuant to the terms and conditions set forth in the Offer to Purchase, dated May 20, 2002, the undersigned hereby surrenders the certificate(s) delivered herewith representing shares of ELI Common Stock for the purpose of receiving in exchange the Offer
Price, for each share of ELI Common Stock represented by such certificate(s). NO
PAYMENT SHALL BE MADE WITH RESPECT TO ANY SHARES OF ELI COMMON STOCK REPRESENTED
BY A CERTIFICATE(S) UNTIL THE SURRENDER OF SUCH CERTIFICATE(S) FOR EXCHANGE.

       The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. Please issue the check in the name shown above to the above address unless instructions are given in the boxes below.

       Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

             THE PAYING AGENT AT ONE OF THE ADDRESSES LISTED BELOW.

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     By First Class Mail:              By Overnight Delivery:               By Hand Delivery:
Illinois Stock Transfer Company    Illinois Stock Transfer Company   Illinois Stock Transfer Company
    209 West Jackson Blvd.             209 West Jackson Blvd.            209 West Jackson Blvd.
           Suite 903                          Suite 903                         Suite 903
       Chicago, IL 60606                  Chicago, IL 60606                 Chicago, IL 60606

                                        Telephone Assistance:
                                Banks and Brokers call: 312-427-2953
                                    All others call: 800-757-5755
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     METHOD OF DELIVERY OF THE CERTIFICATE(S) IS AT THE OPTION AND RISK OF THE
OWNER THEREOF. SEE INSTRUCTION 1.

     IF YOUR CERTIFICATE(S) HAVE BEEN LOST, STOLEN, MISPLACED OR MUTILATED CONTACT THE PAYING AGENT AT (312) 427-2953. SEE INSTRUCTION 5.

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                      SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS

         Complete ONLY if the certificate is to be issued in a name which differs from the name on the surrendered certificate(s). Issue to:

  Name:
        ------------------------------------------------------------------

  Address:
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                          SPECIAL DELIVERY INSTRUCTIONS
          (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 ON THE REVERSE AND
                 SEE INSTRUCTIONS REGARDING SIGNATURE GUARANTEE.
                           SEE INSTRUCTIONS 3, 4 & 6)

     Complete ONLY if the certificate is to be mailed to some address other than the address reflected above. Mail to:


  Name:
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  Address:
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                         YOU MUST SIGN IN THE BOX BELOW.
                                      ALSO
          SIGN AND PROVIDE YOUR TAX ID NUMBER ON THE BACK OF THIS FORM

                              SIGNATURE(S) REQUIRED
                  Signature(s) of Registered Holder(s) or Agent

  Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 2, 3, or 4.


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                               (Registered Holder)

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                               (Registered Holder)

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                                 (Title, if any)

Date:
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Phone No.:
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                      SIGNATURE(S) GUARANTEED (IF REQUIRED)
                               SEE INSTRUCTION 3.


Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a member of a "Signature Guarantee Program" ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (an "Eligible Institution"), the above signature(s) must be guaranteed by an Eligible Institution. See Instruction 3.


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                             (Authorized Signature)

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                                 (Name of Firm)

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                        (Address of Firm - Please Print)

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                                       2
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                   INSTRUCTIONS FOR SURRENDERING CERTIFICATES
                 (Please read carefully the instructions below)

     1. Method of Delivery. Your old certificate(s) and the Letter of Transmittal must be sent or delivered to the Paying Agent. DO NOT SEND THEM TO CITIZENS. The method of delivery of Certificates to be surrendered to the Paying Agent at one of the addresses set forth on the front of the Letter of Transmittal is at the option and risk of the surrendering stockholder. Delivery will be deemed effective only when received. IF THE CERTIFICATE(S) ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED, IS SUGGESTED. A return envelope is enclosed.

     2. Certificate Issued in the Same Name. If the certificate is issued in the same name as the surrendered certificate is registered, the Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. DO NOT SIGN THE CERTIFICATE(S). SIGNATURE GUARANTEES ARE NOT REQUIRED if the Certificate(s) surrendered herewith are submitted by the registered owner of such shares who has not completed the section entitled "Special Issuance Instructions" or are for the account of an Eligible Institution. If any of the Shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s). If any Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. Letters of Transmittals executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer's authority to act.

     3. Certificate Issued in Different Name. If the section entitled "Special Issuance Instructions" is completed then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an "Eligible Institution"). If the surrendered certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if issuance is to be made to a person other than the signer of this Letter of Transmittal, or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the Certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

     4. Special Payment and Delivery Instructions. Indicate the name and address in which the certificate is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. The stockholder is required to give the social security number or employer identification number of the record owner of the shares. If Special Issuance Instructions have been completed, the stockholder named therein will be considered the record owner for this purpose.

     5. Letter of Transmittal Required. SURRENDER OF CERTIFICATE(S), LOST CERTIFICATE(S): You will not receive your certificate unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Paying Agent, together with the certificate(s) evidencing your shares and any required accompanying evidences of authority. IF YOUR CERTIFICATE(S) HAS BEEN LOST, STOLEN, MISPLACED OR DESTROYED, CONTACT THE PAYING AGENT FOR INSTRUCTIONS AT (312) 427-2953 PRIOR TO SUBMITTING YOUR CERTIFICATES FOR EXCHANGE.

     6. Substitute Form W-9. Under Federal income tax law, a non-exempt stockholder is required to provide the Exchange Agent with such stockholder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. FAILURE TO PROVIDE THE INFORMATION ON THE FORM MAY SUBJECT THE SURRENDERING STOCKHOLDER TO 30% FEDERAL INCOME TAX WITHHOLDING ON THE PAYMENT OF ANY CASH.

     The surrendering stockholder must check the box in Part III if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Paying Agent is not provided with a TIN before payment is made, the Paying Agent will withhold 30% on all payments to such surrendering stockholders of any cash consideration due for their former Shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Paying Agent.


                                       3
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SUBSTITUTE

Form W-9

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Department of the       Part I - Please provide your TIN in the space                     Social Security No. or Employer
Treasury Internal       at the right and certify by signing and dating below              Identification No.
Revenue Service         -------------------------------------------------------------------------------------------------
                        Part II - For Payees exempt from backup withholding, Payer's Request see the enclosed Guidelines
for Taxpayer            For Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as
Identification          instructed therein.
Number (TIN)            --------------------------------------------------------------------------------------------------
                        Part III
                        Awaiting TIN: / /
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                        CERTIFICATION - Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct taxpayer identification number, and
                        (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b)
                        I have not  been notified by the IRS that I am subject to backup  withholding as of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                        (3) I am a U.S. person (including a U.S. resident alien).
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                        CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the
                        IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).
                        ALSO SEE INSTRUCTIONS IN THE ENCLOSED GUIDELINES.
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PLEASE SIGN HERE

Signature____________________________________________________________________________ Date _______________________________

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                                       4
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       Questions and requests for assistance or for additional copies of this
Offer to Purchase, the Letter of Transmittal or other tender offer materials may be directed to the Information Agent at its address and telephone number set forth below. Stockholders may also contact their broker, dealer, bank or trust company for assistance concerning the Offer.

                     The Information Agent for the Offer is:
                              D.F. King & Co., Inc.